                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                          ---------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of Earliest Event Reported):
                                AUGUST 28, 1996


                          ---------------------------


                               THE COMPANY DOCTOR
             (Exact name of registrant as specified in its charter)



     DELAWARE                        1-14150                    72-1234136
(State of Incorporation)     (Commission File No.)          (I.R.S. Employer
                                                            Identification No.)


                                   SUITE 1800
                              5215 NORTH O'CONNOR
                              IRVING, TEXAS 75039
                    (Address of principal executive offices)



                                 (214) 401-8300
              (Registrant's telephone number, including area code)

ITEM 1.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         The Company Doctor (the "Company") and Donald F. Angle, M.D., P.A., a Texas professional association of physicians and other medical professionals (the "Physician Group") have entered into an Asset Purchase Agreement and Stock Purchase Agreement, respectively (collectively, the "Agreements") to acquire the Northside Family Medical Clinic Professional Association, the medical practice (the "Practice") of J.W. Czewski, D.O. (the "Physician"). As a result of this acquisition in Fort Worth, Texas, the Company now manages six clinics in the Dallas-Fort Worth area, and a total of ten clinics located in Texas, Louisiana and Arkansas. Simultaneously with the execution of the Agreements, the Company and the Physician Group entered into an addendum to their practice management agreement pursuant to which the Company manages the various medical practices of the Physician Group to include the Practice. The Company assists the Physician Group in the marketing and expansion of their medical practices and has been assisting in the marketing and management of the Practice since August 21, 1996.

         Pursuant to the Agreements, the Physician Group has acquired all of the outstanding shares of capital stock of the Practice and the Company has acquired certain assets, primarily equipment, of the Practice in exchange for
(i) 41,026 shares of the Company's Common Stock to be issued within 15 days of closing (the "Initial Shares"), (ii) 7,179 shares of Common Stock to be issued after May 28, 1997, but no later than June 12, 1997 (the "Later Shares"), (iii) $300,000 in cash, and (iv) a promissory note in the principal amount of $200,000 secured by the assets and capital stock acquired. The note bears interest at the rate of 9.5% per annum and provides for monthly payments of approximately $12,000 for a period of eighteen months commencing September 15, 1996. Should the Company or the Physician Group default under the note or their respective security agreements, the Physician may, in lieu of exercising his remedies as holder of the note as a secured party under the security agreements, elect to rescind the sale of the Practice and related contracts. In such event, the Physician Group and the Company would be required to return to the Physician all of the stock of the Practice and all of the assets acquired; the Physician would be entitled to retain 1/12th of the shares of Common Stock of the Company for every one month after the closing date during which the Physician was employed by the Physician Group and all cash paid at closing or pursuant to the note prior to the event of default; the employment agreements would be void from the closing of the rescission; and the Company would have no obligation to register the Common Stock retained by the Physician.

         The Physician has been granted demand registration rights with respect to the shares of Common Stock. If the Physician requests, before December 15, 1996, with respect to the Initial Shares and before May 28, 1997 with respect to the Later Shares, that the Company register such

Initial and/or Later Shares, the Company will file a registration statement and shall cause it to become effective not later than February 28, 1997 with respect to the Initial Shares and not later than March 1, 1997 with respect to the Later Shares. The Physician has agreed that he will not sell, assign, burden, pledge or encumber more than 1\12 of the Initial Shares or the Later Shares during any month, and that no sales of the Initial Shares may be made prior to the earlier of registration of such Initial Shares or February 29, 1997 and no sales of the Later Shares may be made prior to registration of such Later Shares or May 28, 1997. The Physician has entered into a standard physician employment agreement with the Physician Group to perform as a Staff Physician for standard compensation rates. In addition, the Physician has entered into a standard Regional Medical Director employment agreement to serve as Regional Medical Director of the Practice. Should the Physician cease to be employed under either of such employment agreements prior to May 28, 1997, the Later Shares will not be issued and all provisions of the Agreements relating to the Later Shares will be void.

         The closing of the transactions contemplated by the Agreements was consummated on August 28, 1996, effective as of August 21, 1996.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.

ITEM 5.  OTHER EVENTS

         Not applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) It is impracticable to provide the required financial statements relative to the Practice at this time. In accordance with Item 7(a)(1), the Registrant will file the required financial statements as an amendment to this Form 8-K as soon as practicable, but not later than 60 days after this report on Form 8-K must be filed.

         (b) It is impracticable to provide the required pro forma financial information relative to the Practice and the Registrant at this time. In accordance with Item 7(b)(2), the Registrant will file the required financial statements as an amendment to this Form 8-K as soon as practicable, but not later than 60 days after this report on Form 8-K must be filed.

         (c) The following exhibits are furnished herewith in accordance with the provisions of Item 601 of Regulation S-K:

                                                                                                                 Reg. S-K
Exhibit No.               Description                                                                            Item No.
- -----------               -----------                                                                            --------
   2.8                    Asset Purchase Agreement by and among Northside
                          Family Medical Clinic Professional Association,
                          J.W. Czewski, D.O., and The Company Doctor,
                          including Security Agreement                                                              2

   2.9                    Stock Purchase Agreement by and among Northside
                          Family Medical Clinic Professional Association,
                          J.W. Czewski, D.O., and Donald F. Angle, M.D., P.A.,
                          including Secured Promissory Note, Pledge and
                          Security Agreement and Rescission Agreement                                               2

ITEM 8.  CHANGE OF FISCAL YEAR

         Not applicable.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   THE COMPANY DOCTOR



Date:  September 12, 1996          By:  /s/ Fred G. Parrish
                                      -----------------------------------------
                                       Fred G. Parrish, Chief Operating Officer

                                 EXHIBIT INDEX


                                                                                                                 Reg. S-K
Exhibit No.               Description                                                                            Item No.
- -----------               -----------                                                                            --------
   2.8                    Asset Purchase Agreement by and among Northside
                          Family Medical Clinic Professional Association,
                          J.W. Czewski, D.O., and The Company Doctor,
                          including Security Agreement                                                              2

   2.9                    Stock Purchase Agreement by and among Northside
                          Family Medical Clinic Professional Association,
                          J.W. Czewski, D.O., and Donald F. Angle, M.D., P.A.,
                          including Secured Promissory Note, Pledge and
                          Security Agreement and Rescission Agreement                                               2